UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2006

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1440 Corporate Drive, Irving, TX 75038

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 819-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On July 10, 2006, EFJ, Inc. (the “Registrant”) issued a press release announced that it has appointed Robert C. Donohoo to the position of Senior Vice President, General Counsel and Secretary of the Registrant effective July 10, 2006. In this position, Mr. Donohoo will report to Michael E. Jalbert, the Registrant’s President and Chief Executive Officer. A copy of the press release announcing the appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the Employment Agreement between Mr. Donohoo and the Registrant is attached as Exhibit 99.2.

ITEM 9.01. EXHIBITS.

(c)	The following is a list of the exhibits filed herewith.

99.1	Press release issued on July 10, 2006

99.2	Agreement between Robert C. Donohoo and EFJ, Inc.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, Inc.
(Registrant)

July 10, 2006	By:	/s/ Jana Ahlfinger Bell
Chief Financial Officer
(Principal Financial and Accounting Officer)

Index to Exhibits

99.1	Press release issued on July 10, 2006

99.2	Agreement between Robert C. Donohoo and EFJ, Inc.